SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       TELESTONE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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6)   Filing Party:

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7)   Date Filed:

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

                       TELESTONE TECHNOLOGIES CORPORATION
                              FLOOR 6, SAIOU PLAZA
                               NO. 5 HAIYING ROAD
                             FENGTAI TECHNOLOGY PARK
                   BEIJING, PEOPLE'S REPUBLIC OF CHINA 100070

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 2005

Dear Stockholder:

         The Annual Meeting of the Stockholders (the "Annual Meeting") of Telestone Technologies Corporation, a Delaware corporation (the "Company"), will be held on June 27, 2005, at 86 Trinity Place, New York, New York 10006 at 11:00 a.m., New York time, for the purpose of considering and voting on the following matters:

         1. The election of seven directors to serve until the 2006 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

         2. The approval of the Stock Option Plan of the Company.

         3. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on May 25, 2005 as the record date for determining the Stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                   Sincerely,

                                    /s/ Han Daqing

                                   Han Daqing
                                   Chief Executive Officer


May 27, 2005

                 -----------------------------------------------

                       TELESTONE TECHNOLOGIES CORPORATION
                              Floor 6, Saiou Plaza
                               No. 5 Haiying Road
                             Fengtai Technology Park
                   Beijing, People's Republic of China 100070
                 -----------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            To be Held June 27, 2005
                   ------------------------------------------


                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.001 per share ("Common Stock"), at the close of business on May 25, 2005, for use at the Annual Meeting to be held at 86 Trinity Place, New York, New York 10006 at 11:00 a.m., local time, on June 27, 2005, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended December 31, 2004 are being mailed together on or about May 31, 2005, to Stockholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, People's Republic of China 100070.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of the seven nominees for director; (ii) the approval of the Stock Option Plan, as hereinafter defined, of the Company; and
(iii) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the stockholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $15,000.00. The Company may, however, use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on May 25, 2005, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there were 8,532,106 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require the affirmative vote by a plurality of the votes cast at the Annual Meeting. The approval of the Stock Option Plan of the Company will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Stockholders will vote on the election of seven members to the Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote their proxies for the seven nominees named below. Each person will serve as a director until the next Annual Meeting or until a successor has been elected and qualified.

         Each of the persons nominated for election to the Board has agreed to stand for election, and, to the knowledge of the Board, each of the nominees intends to serve the entire term for which election is sought. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for a nominee designated by the present Board, with the assistance of the Nominating and Corporate Governance Committee, to fill the vacancy, unless the Board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will be unable or unwilling to serve as a director. All nominees for director currently serve as directors of the Company.

         The Board of Directors recommends a vote "FOR" each of the seven nominees named below.

         Information About Nominees for Director. The following states each director nominee's present position with the Company, principal occupation, age, and the year in which he was first elected a director (each serving continuously since first elected).

Name             Principal Occupation                                              Age      Director Since

Han Daqing       Chairman  of  the  Board  of  Directors,  President  and  Chief    40            2004
                 Executive   Officer.   Han  Daqing  has  served  as  President,
                 Chairman  of our Board of  Directors  and a member of our Board of Directors  since  August 23,  2004.  Mr. Han has served as a
                 member  of  the  Board  of   Directors   of  our  wholly  owned
                 subsidiary,  Telestone,  since its  inception in October,  1997 and as Chief Executive  Officer since January,  2002.  Prior to assuming his Chief  Executive  Officer  duties with  Telestone, from 1996 to 2002, Mr. Han was the Chief  Representative of the
                 Beijing   Office  of  Allgon   Systems  AB,  an   international
                 telecommunications  conglomerate.  Mr.  Han  holds a  Bachelors
                 Degree in Computer  Engineering  and Masters  degree in Digital
                 Communication  Engineering,  both from the Xidian University of
                 Electronic Science & Technology.  In addition,  Mr. Han holds a
                 Masters of Business Administration from CITY University.

Luo Zhengbin     Chief  Technology  Officer  and  Director.   Luo  Zhengbin  has    64            2004
                 served  as Chief  Technology  Officer  and as a  member  of our
                 Board of Directors  since  August 23, 2004.  Mr. Luo has served as Vice  President and Chief  Technology  Officer of our wholly
                 owned  subsidiary,   Telestone,  since  April  2001.  Prior  to
                 accepting his position with  Telestone,  from 1994 to 2001, Mr.
                 Luo held various  positions,  including  Deputy General Manager
                 of  Gold  Cell   Communications   Co.,  Ltd.  Mr.  Luo  studied
                 Wireless Physics at Peking University.



                                       3

Xu Yunxiao       Director.  Xu  Yunxiao  has  served as a member of our Board of    35            2004
                 Directors  since  August  23,  2004.  Mr. Xu is  President  and
                 Co-Founder  of Canada  Poly-Tech  Consulting  Inc.,  a Canadian
                 engineering  and  business  consulting  company.  From  2001 to
                 2003,  Mr. Xu served as Chief  Technology  Officer  for Wi-Comm
                 United  Communications  Inc.  From  2000 to 2001,  Mr. Xu was a
                 Technical  Leader for Wi-Lan,  Inc.  From 1998 to 2000,  Mr. Xu
                 work  as  a   Principal   RF   Systems   Engineer   for  Harris
                 Corporation.  Mr.  Xu  holds a  Bachelors  Degree  from  Peking
                 University,  a  Masters  Degree  in  Engineering  from  CTI  of
                 Ministry  of  Electronics  Industry  (China)  and an  MBA  from
                 Haskayne School of Business, University of Calgary.

                                                                                    40            2004
Zhao Peng        Director.  Zhao  Peng has  served  as a member  of our Board of
                 Directors  since  August  23,  2004.  Mr.  Zhao  is  the  Chief
                 Inspector for Shanghai DB-Tel  Corporation,  a Chinese wireless phone equipment distributor.  From 2002-2003,  Mr. Zhao was the
                 General  Manager of Shanghai  Zopow  Communications  Co.,  Ltd.
                 From  2000-2002,  Mr.  Zhao was the Deputy  General  Manager of
                 China Digital Co.,  Ltd. Mr. Zhao has studied Radio  Technology
                 Manufacturing   at  the  Tianjin   Radio   Technology   School,
                 Automation  Control as Hebei Mechanical & Electronics  College,
                 International   Trade  at  Hebei  Finance   College,   Japanese
                 language  at  Fukuda  Culture  College  and  completed  an  MBA program at JOSAI International University.


Zhu Lian         Director.  Zhu Lian has  served  as a  member  of our  Board of    48            2004
                 Directors  since  August 23,  2004.  Mr. Zhu is a director  and the Deputy  General  Manager of  Tianjin-Golik-The  First Steel
                 Wire Rope Co., Ltd.,  where he is  responsible  for finance and accounting  functions.  Prior to taking that position,  Mr. Zhu was  the  Chief  Financial  Officer  of  various  large  public
                 companies  including  Sparkice  E-Commerce  Ltd.   (2001-2002);
                 Beijing  Sanitary  Ware,  Ltd.  (2000-2001);  and  Eagle  Brand
                 Holding  Ltd.  (2000).  Mr.  Zhu  holds a  Bachelors  Degree in
                 Mechanics  and a Masters  Degree in  Mechanics  from  Tsing Hua
                 University.  In  addition,  Mr. Zhu holds a Masters of Business
                 Administration  from the University of  Illinois-Chicago  and a
                 Masters   Degree  in   Accounting   from  the   University   of
                 Illinois-Chicago.



                                       4

Chen Xuefeng     Director.  Chen  Xuefeng has served as a member of our Board of    42            2004
                 Director  since  December 15,  2004.  Mr. Chen  graduated  from
                 Xi'an Electric Science  University,  Computer Science Division.
                 After    graduation,    Mr.   Chen   joined   Shanxi   Business
                 Administration  University as an assistant professor.  In 1992,
                 Mr. Chen founded XI'an Sun  Technologies  Development  Co. Ltd.
                 and  has  served  as a  director  of  that  company  since  its inception.  Under  his  supervision  and  direction,  Xi'an Sun
                 Technologies  Development Co., Ltd. has added six more computer parts and components chain stores.  Mr. Chen is responsible for the development of marketing  strategies and the  establishment
                 of  sales   networks.   Mr.  Chen  has  experience  in  retail,
                 marketing,   sales   strategies   planning   and  new   product
                 development.

Zhang Xingang    Director.  Zhang  Xingang  has  served as a member of our Board    41            2004
                 of Directors since December 15, 2004.  Currently,  Mr. Zhang is the  General  Manager  and  Director  of  Guangzhou  Guangcheng
                 Digital  Technology  Co.,  Ltd.  Prior to assuming  his current position,  Mr. Zhang was General Manager,  director of Shenzhen
                 Jiangyou  Communication  Equipments Inc. During his career, Mr.
                 Zhang was also head of  marketing  and  general  management  of
                 Shenzhen   Sangda   Telecommunication   Co.,   Ltd.  Mr.  Zhang
                 graduated  with a  bachelor's  degree in  Electric  Countermine from  Electric  Engineering  Division of  Northwest  Electronic
                 Engineering University.


                            COMPENSATION OF DIRECTORS

         Directors were not separately compensated for their service during the year ended December 31, 2004.

           CORPORATE GOVERNANCE; MEETINGS AND COMMITTEES OF THE BOARD

         Following the change in control in August 2004, the Board of Directors held one meeting. All current directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they are members.

         The Board is committed to sound and effective corporate governance practices. Five of the seven nominees for election as directors are independent, and the Company's key committees are and will continue to be comprised solely of independent directors. In December 2004, the Company formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

         The Board has adopted and implemented formal charters setting forth the powers and responsibilities of each of its principal committees. As the American Stock Exchange's standards for corporate governance continue to evolve, the Board, under the direction of the Nominating and Corporate Governance Committee, will continue to assess the charters of each of its principal committees. All three of our charters and corporate governance guidelines may be viewed on the corporate governance page of our web site, www.telestone.com.

         AUDIT COMMITTEE. The Audit Committee is currently comprised of Zhu Lian, designated as the financial expert, Chen Xuefeng and Xu Yunxiao, each of whom are "independent" as that term is defined under American Stock Exchange listing standards. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the company (including resolution of disagreements between enherent's management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other attest services for enherent. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee did not meet during the year ended December 31, 2004.

         COMPENSATION COMMITTEE. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Zhang Xingang, Zhao Peng and Xu Yunxiao, all of whom are "independent" directors. This Committee did not meet during the year ended December 31, 2004.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee is responsible for preparing a list of candidates to fill the expiring terms of directors on our Board of Directors. The committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The nominees are then submitted for election at the annual meeting of stockholders. The committee also submits to the entire Board of Directors a list of candidates to fill any interim vacancies on the Board resulting from the departure of a Board member for any reason prior to the expiration of his term. In recommending candidates for the Board of Directors, the committee keeps in mind the functions of this body. The committee considers various criteria, including the ability of the individual to meet the American Stock Exchange "independence" requirements, general business experience, general financial experience, knowledge of the company's industry (including past industry experience), education, and demonstrated character and judgment. The committee will consider director candidates recommended by a stockholder if the stockholder mails timely notice to the secretary of the corporation at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee's qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an "independent" director under American Stock Exchange listing standards and (vi) the name, address, class and number of shares of company stock held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The committee also oversees our adherence to our corporate governance standards. The members of the committee are Xu Yunxiao, Chen Xuefeng, and Zhao Peng. The committee did not meet during 2004.

         Stockholder Communications with Directors. The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the Company "c/o Corporate Secretary" at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, People's Republic of China 100070.

         Code of Ethics and Business Conduct. The Board of Directors has adopted a code of ethics and business conduct. While no code of conduct can replace the thoughtful behavior of an ethical director, officer or employee, the Company feels the code of ethics and business conduct will, among other things, focus the Board and management on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and generally help foster a culture of honesty and accountability. Any amendment or waiver of the code of ethics and business conduct may only be made by the Board or a committee of the Board. A current copy of the code of ethics and business conduct is posted on our website, www.telestone.com. Any future amendments or waivers of the code of ethics and business conduct will be promptly disclosed on the Company's website. In addition, copies of the code of ethics and business conduct are available to all stockholders upon request.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                  OF MANAGEMENT

Principal Holders of Securities. The following table sets forth the name and address, as of May 25, 2005, and the approximate number of shares of Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and ownership rights of each executive officer and director, and all officers and directors as a group.


                                    Amount and Nature of Beneficial Ownership(1)
                                     ----------------------------------------
                                     Number                    Percent of
Name of Beneficial Owner             of Shares (2)             Voting Stock (3)
------------------------             ---------                 ------------
Han Daqing                           3,280,000                    38.44%
Liu Dongping                             0                           *
Luo Zhengbin                           246,000                     2.88%
Wang Jianjun                           328,000                     3.84%
Xu Yunxiao                               0                           *
Zhao Peng                                0                           *
Zhu Lian                                 0                           *
Chen Xuefeng                             0                           *
Zhang Xingang                            0                            *
Directors and executive officers
as a group (9 persons)               3,854,000                    45.16%
-------------------
* Less than 1%

(1)      On  May  25,  2005  there  were   8,532,106   shares  of  Common  Stock
         outstanding. Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(2) Under applicable rules promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed the "beneficial owner" of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person's economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3) In determining the percent of Common Stock owned by a person (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 8,532,106 shares of Common Stock outstanding on May 25, 2005 and (ii) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator include shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.


                             EXECUTIVE COMPENSATION

         There was no officer whose salary and bonus for the periods noted below exceeded $100,000.

                           Summary Compensation Table


   Name and Principal Underlying
            Positions                     Year    Salary    Bonus     Other Compensation     Options
---------------------------------------   ----    ------    -----     ------------------     -------
Han Daqing - President & CEO              2004   $50,000   $30,000            --                --
                                          2003   $50,000   $30,000
Liu Dongping - Chief Financial Officer    2004   $25,000   $10,000
Luo Zhengbin - Chief Technology Officer   2004   $36,000   $14,000            --                --
                                          2003   $36,000   $14,000
Wang Jianjun - Vice President             2004   $30,000   $10,000            --                --
                                          2003   $30,000   $10,000

         The Company does not have employment agreements with its executive officers. The salary for executive officers is at the discretion of the Compensation Committee of the Board of Directors.

                   PROPOSAL 2 - APPROVAL OF STOCK OPTION PLAN

         The Board of Directors recommends approval of the Telestone Technologies Corporation Stock Option Plan (the "Stock Option Plan") for the benefit of our employees, officers, non-employee directors and advisors. The Stock Option Plan was adopted by our Board of Directors on May 23, 2005.

         The Stock Option Plan terminates on May 23, 2015 as to incentive stock options and May 23, 2055 as to nonqualified stock options, unless earlier terminated by the Board of Directors. The Stock Option Plan is being implemented to encourage ownership of our Common Stock by certain officers, directors, employees and advisors of our Company or our subsidiaries. The Stock Option Plan also provides additional incentive for eligible persons to promote the success of the business of our Company or our subsidiaries, and to encourage them to remain in the employ of our Company or our subsidiaries by providing such persons with an opportunity to benefit from any appreciation of the Common Stock through the issuance of stock options.

         Eligible participants in the Stock Option Plan include our full time employees, directors and advisors. Certain options granted under the Stock Option Plan are intended to qualify as "incentive stock options" pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options which do not constitute incentive stock options ("nonqualified options") will be determined by the Committee or by the Board of Directors.

         Our Board of Directors is of the opinion that it would be in our best interest to reserve for issuance under the Stock Option Plan not less than 2,000,000 shares of Common Stock to provide adequate shares of Common Stock for issuance to qualified individuals and to encourage such individuals to remain in the service of the Company in order to promote our business and growth strategy. The maximum aggregate number of shares of Common Stock which may be issued under the Stock Option Plan during any given calendar year shall not exceed 5% of the total outstanding shares of Common Stock for such calendar year. We may also use options available to be granted under the Stock Option Plan to attract qualified individuals to become employees and non-employee directors of our Company, as well as to ensure the retention of management of any acquired business operations.


Summary of Stock Option Plan

         The following is a summary of certain of the provisions of the Stock Option Plan. The full text of the Stock Option Plan is set forth as Exhibit "A" to this Proxy Statement.

Administration

         The Stock Option Plan will be administered by the Compensation Committee (the "Committee"). The Committee shall consist of members who are appointed by the Board of Directors. The Board of Directors has the power to establish different committees to administer the Stock Option Plan with respect to different groups of participants. The Board of Directors may remove any member of the Committee, with or without cause.

         The Committee has the authority to interpret the Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to specific provisions contained in the Stock Option Plan.

Eligibility

         Nonqualified Options. Nonqualified options may be granted only to officers, directors (including non-employee directors of the Company or a subsidiary), employees and advisors of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors, employees or advisors of the Company or a subsidiary.

         Incentive Options. Incentive stock options may be granted only to persons who, in the judgment of the Committee or the Board of Directors, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of the Company or a subsidiary. No incentive stock option may be granted under the Stock Option Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than 10% of the total combined voting power of all classes of stock of the Company unless (i) such incentive stock option is granted at an option price not less than 110% of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted.

Option Price

         The purchase price of the shares of the Common Stock offered under the Stock Option Plan must be 100% of the fair market value of the Common Stock at the time the option is granted or such higher purchase price as may be determined by the Committee at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the shares of the Common Stock covered by such incentive stock option may not be less than 110% of the fair market value of such shares on the day the incentive stock option is granted. If the price of the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on Nasdaq, the fair market value of the Common Stock underlying options granted under the Stock Option Plan shall be determined by the Committee on the basis of the average reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

Exercise of Options

         Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. If an optionee ceases to be an employee, non-employee director or advisor, other than in the case of disability, death or misconduct, any unvested options terminate immediately and vested options terminated at the beginning of the 31st day following termination of the optionee's services. If an optionee's employment is terminated by reason of disability or death, the options become fully exercisable on such date and expire 12 months thereafter unless the options either expire sooner pursuant to the terms of the grant or the Committee agrees to extend the term in the case of a nonqualified stock option. In the case of death, the Committee can limit such vesting schedule at the time of the grant. If an optionee's employment is terminated because of misconduct, the options expire immediately, whether vested or unvested.

         In the event of the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, each outstanding option automatically accelerates and is fully exercisable immediately before such event. Outstanding options will not accelerate, however, if the successor corporation is to assume such options or replace the options with a comparable option to purchase shares of its capital stock, the options are to be replaced with a cash incentive program of the successor corporation or the Committee imposes limitations on the acceleration of such options and the time of the option grant.

         Under the Stock Option Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Restricted Stock

         The Committee has authority under the Stock Option Plan to grant shares of restricted stock and discretion to determine the number of shares to be granted and to whom such shares shall be granted. Dividends and other distributions paid on shares of restricted stock can be paid directly to the participant or, if so determined by the Committee, can be reinvested in additional shares of restricted stock.

New Plan Benefits

         Because benefits under the Stock Option Plan will depend on the discretion of the Committee and the fair market value of the Common Stock at various future dates, it is not possible to determine all of the benefits that will be received under the Stock Option Plan.

U.S. Federal Income Tax Consequences

         Following is an explanation of the U.S. federal income tax consequences for optionees who are subject to tax in the United States.

         The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or a deduction for the Company.

         The exercise of an incentive stock option would not result in income for the optionee if the optionee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

         If the optionee disposes of the shares prior to the expiration of either of the holding periods, the optionee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

Payment for Option Shares

         Options may be exercised by the delivery of written notice to the Company at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of the Company for an amount equal to the option price of such shares. A certificate or certificates representing the number of shares purchased will be delivered by the Company as soon as practicable after payment is received.

Termination of the Stock Option Plan

         The Stock Option Plan will terminate with respect to incentive stock options on May 23, 2015, and with respect to nonqualified stock options on May 23, 2055, unless earlier terminated by the Board of Directors. Any option outstanding under the Stock Option Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

Amendment of the Stock Option Plan

         The Committee may at any time modify or amend the Stock Option Plan, including the form and substance of the option agreements to be used in connection therewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Internal Revenue Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Stock Option Plan shall, without the consent of the individual who has received an option, alter or impair any of that individual's rights or obligations under any option granted under the Stock Option Plan prior to that amendment, suspension, or termination.

Transferability of Options

         Except as may be agreed upon by the Committee, options granted under the Stock Option Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable other than by will or the laws of descent and distribution.

Other Information

         Individuals who will participate in the Stock Option Plan in the future and the amounts of their allotments are to be determined by the Committee subject to any restrictions outlined above.

Vote Required for Proposal Two

If a quorum exists, Proposal Two will be approved if the votes cast in person or proxy by holders of the Company's Common Stock favoring the proposal exceed the votes cast by holders of the Company's Common Stock opposing the proposal.



--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT STOCKHOLDERS
    VOTE FOR APPROVAL OF THE STOCK OPTION PLAN AND 2,000,000 SHARES INITIALLY
                               RESERVED THEREUNDER
--------------------------------------------------------------------------------


                       AUDIT FEES; CHANGES IN ACCOUNTANTS

         Audit Fees. The aggregate fees billed by Moore Rowland Mazars, Certified Public Accountants for professional services rendered for the audit of the company's financial statements for the fiscal year ended December 31, 2004 and for the review of the financial statements for the quarter ended June 30 and September 30, 2004 are $50,000 and $13,000 respectively. The aggregate fees billed by Williams & Webster, P.S. for professional services rendered for (i) the review of financial statements included in the Company's Forms 10-Q for the quarters ended March 31, 2004 and June 30, 2004 and (ii) the audit of the Company's financial statements for the fiscal year ended December 31, 2003 were $40,203.50 in the aggregate.

         Audit-Related Fees. There were no fees for assurance and related services by Moore Rowland Mazars, Certified Public Accountants or Williams & Webster, P.S. for the fiscal years ended December 31, 2003 and December 31, 2004.

         Tax Fees. There were no fees for tax compliance, tax advice or tax planning services by Moore Rowland Mazars, Certified Public Accountants or Williams & Webster, P.S. for the fiscal years ended December 31, 2003 and December 31, 2004.

         All Other Fees. There were no other fees for either audit-related or non-audit services billed by Moore Rowland Mazars, Certified Public Accountants or Williams & Webster, P.S. for the fiscal years ended December 31, 2003 and December 31, 2004.

                                  ANNUAL REPORT

         The Company's Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2004 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-KSB are available upon request.

                                  OTHER MATTERS

         Compliance With Section 16(a) of the Exchange Act. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filings required to be made under Section 16(a) were timely made.

         Other Matters. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Stockholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a stockholder proposal in its proxy statement for the purpose of an annual or special meeting. Pursuant to the rule, in order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, a proposal must be received at our principal executive offices on the date in the year 2006 that corresponds to the date that is not less than 120 calendar days before the date that this proxy statement was released to stockholders in connection with the 2005 Annual Meeting. However, if the date of the 2006 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2005 meeting, the deadline is a reasonable time before we begin to print and mail proxy materials.



                                    By Order of the Board of Directors,


                                    Han Daqing
                                    Chairman
May 27, 2005

                                    EXHIBIT A

                       TELESTONE TECHNOLOGIES CORPORATION
                                STOCK OPTION PLAN

                                   ARTICLE I.
                                    THE PLAN

         1.1. Name. This Plan shall be known as the "Telestone Technologies Corporation Stock Option Plan." Capitalized terms used herein are defined in
Article VIII hereof.

         1.2. Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock and Restricted Stock of the Company to key Employees, Nonemployee Directors, and Advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code.

         This Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulatory or other guidance issued under such section. At the Effective Date of the Plan, additional guidance had yet to be promulgated by the Department of Treasury. Any terms of the Plan that conflict with such guidance shall be null and void as of the Effective Date. After such additional guidance is issued, the intent is to amend the Plan to delete any conflicting provisions and to add such other provisions as are required to fully comply with Section 409A and any other legislative or regulatory requirements applicable to the Plan. The Plan is also intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor provision thereto ("Rule 16b-3"), and shall be construed to so comply. With respect to any restriction in the Plan that is based on the requirements of Rule 16b-3 or the rules of any exchange upon which the Company's securities are listed or automated quotation system upon which the Company's securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to remove such restrictions from the Plan and/or to waive them.

         1.3. Effective Date. The Plan shall become effective upon the Effective Date.

         1.4. Eligibility to Participate. Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may grant Options in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

         1.5. Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6. Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 6.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 2,000,000. No more than 500,000 shares of Common Stock shall be available for Incentive Stock Options. Subject to adjustment pursuant to the provisions of Section 6.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any Optionee during the term of the Plan shall not exceed 5% of the total outstanding shares. Notwithstanding the foregoing, the maximum aggregate number of shares of Company Common Stock which may be issued under the Plan shall during any given calendar year not exceed 5% of the total outstanding shares of Company Common Stock during such calendar year.

         1.7. Options and Stock Granted Under Plan. If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates. Moreover, when an Option is exercised in whole or in part, the number of Plan Shares then available for issuance hereunder shall be increased by a number of shares equal to the number of Plan Shares to which the exercise relates.

         1.8. Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

                  (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                  (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9. Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10. Tax Withholding.

                  (a) Condition Precedent. The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

                  (b) Manner of Satisfying Withholding Obligation. When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check,
(iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

                  (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

         1.11. Exercise of Options.

                  (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

                  (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by shares of Common Stock so long as the participant has not acquired the Common Stock from the Company within six (6) months prior to the date of exercise, (iv) if permitted by the Committee, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the

Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) if approved by the Committee, in accordance with a cashless exercise program under which either (A) if so instructed by the participant, Plan Shares may be issued directly to the participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) Plan Shares may be issued by the Company to a participant's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such Plan Shares that is equal to the exercise price of the Option(s) relating to such Plan Shares, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         1.12. Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.13. Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

         1.14. Employment or Service of Optionee. Nothing in the Plan or in any Option or Restricted Stock granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

         1.15. Rights of Optionees Upon Termination of Employment or Service. In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VII hereof, then, the unvested portion of the Optionee's Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee's service. In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee's Options may be exercised as follows:

                  (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

                  (b) Disability. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

                  (c) Misconduct. Should the Optionee cease to be an Employee, Nonemployee Director or Advisor because of Misconduct, the Optionee's Option shall terminate whether vested or unvested immediately.

         1.16. Transferability of Options. Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and, with respect to Incentive Stock Options, may be exercised during the lifetime of an Optionee only by that Optionee or by his or her legally authorized representative. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The Committee may, in its discretion, provide in an Option Agreement that Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

         1.17. Information to Participants. The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company's stockholders. Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company's most recent fiscal year.

                                   ARTICLE II.
                                 ADMINISTRATION

         2.1. Committee. The Plan shall be administered by the Board's Compensation Committee. If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants. The Committee shall be constituted to satisfy applicable laws. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof) or Restricted Stock, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may remove any member of the Committee, with or without cause.

         2.2. Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.3. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4. Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.

                                  ARTICLE III.
                             INCENTIVE STOCK OPTIONS

         3.1. Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         3.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than 10 years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3. Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

         3.4. Maximum Amount of Options First Exercisable in Any Calendar Year. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to
Article IV.

         3.5. Individual Option Agreements. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE IV.
                           NONQUALIFIED STOCK OPTIONS

         4.1. Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

         4.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         4.3. Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         4.4. Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE V.
                                RESTRICTED STOCK

         5.1. Grant. Notwithstanding any provisions of the Plan to the contrary, the Committee shall have sole and complete authority to determine to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Restricted Stock.

         5.2. Dividends and Distributions. Dividends and other distributions paid on or in respect of any shares of Restricted Stock may be paid directly to the participant, or may be reinvested in additional shares of Restricted Stock as determined by the Committee in its sole discretion.

                                   ARTICLE VI.
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         6.1. Termination and Amendment. The Plan shall terminate with respect to Incentive Stock Options on the date that is ten years after the Effective Date and with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date. No Option shall be granted under the Plan after the respective date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

         6.2. Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE VII.
                             CORPORATE TRANSACTIONS;
                     CHANGES IN CAPITALIZATION; DISSOLUTION

         7.1. Corporate Transactions. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

         7.2. Termination. Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VII.

         7.3. Assumption. Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

         7.4. Subsequent Termination. The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee's Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the involuntary termination.

         7.5. Automatic Acceleration. The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

         7.6. Acceleration of Incentive Options. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         7.7. No Limitation on Actions. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         7.8. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

         8.1. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

         8.2. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

         8.3. Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         8.4. Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

         8.5. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         8.6. Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

                                   ARTICLE IX.
                                   DEFINITIONS

As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         9.1. "Advisor" means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

         9.2. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         9.3. "Board" means the Board of Directors of the Company.

         9.4. "Code" means the Internal Revenue Code of 1986, as amended.

         9.5.  "Committee"  means the  Committee  appointed in  accordance  with
Section 2.1.

         9.6. "Common Stock" means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.
9.7.   "Company"  means   Telestone   Technologies   Corporation.,   a  Delaware
corporation.

         9.8.   "Corporate   Transaction"   means   either   of  the   following
stockholder-approved transactions to which the Company is a party:

                           (i) a merger  or  consolidation  in which  securities
                  possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale,  transfer or other  disposition of all
                  or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         9.9. "Director" means a member of the Board.

         9.10. "Effective Date" means May 23, 2005.

         9.11. "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

         9.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         9.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         9.14. "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         9.15.  "Incentive  Stock  Option" means an Option  granted  pursuant to
Article III.

         9.16. "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

         9.17.  "Nonemployee Director" means a member of the Board who is not an
Officer  or  Employee;   provided  that,  as  used  in  Section  2.1,  the  term
"Non-Employee Director" shall have the meaning provided in that section.

         9.18.  "Nonqualified  Stock Option" means an Option granted pursuant to
Article IV.

         9.19. "Officer" means an officer of the Company or of any subsidiary or affiliate of the Company.

         9.20. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         9.21. "Optionee" means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

         9.22. "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         9.23.  "Permanent  Disability" has the same meaning as that provided in
Section 22(e)(3) of the Code.

         9.24. "Plan" means the Telestone Technologies Corporation Stock Option Plan, as amended from time to time.

         9.25. "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         9.26. "Restricted Stock" means any shares granted under Article V of the Plan.

         9.27. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         9.28. "Securities Act" means the Securities Act of 1933, as amended.

         9.29. "Tax Date" means the date on which the amount of tax to be withheld is determined.

                       TELESTONE TECHNOLOGIES CORPORATION
               Proxy Solicited on Behalf of the Board of Directors
                 For the Annual Meeting to be Held jUNE 27, 2005

The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below and the approval of independent auditors. This proxy is solicited by the Board of Directors.

1. ELECTION OF DIRECTORS - Han Daqing, Luo Zhengbin, Zhu Lian, Xu Yunxiao, Zhao Peng, Zhang Xingang and Chen Xuefeng.

         [_] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)


      _____________________________________________________________________

         [_]      Vote WITHHELD from all nominees

2.       APPROVAL OF THE COMPANY'S STOCK OPTION PLAN.

         [_]  FOR              [_]  AGAINST              [_]  ABSTAIN

         [_]      I plan to attend the meeting.

                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                       TELESTONE TECHNOLOGIES CORPORATION
               Proxy Solicited On Behalf Of The Board Of Directors
                 For The Annual Meeting To Be Held June 27, 2005

The undersigned appoints Han Daqing, as attorney and proxy of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telestone Technologies Corporation (the "Company") to be held June 27, 2005, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.


                                        Dated:____________________________, 2005

                                        ________________________________________
                                                       Signature


                                        ________________________________________
                                               Signature if held jointly


                                                  THIS   PROXY  MUST  BE  SIGNED
                                        EXACTLY   AS   NAME   APPEARS    HEREON.
                                        Executors,   administrators,   trustees,
                                        etc., should give full title as such. If
                                        the signer is a corporation, please sign
                                        full corporate  name by duly  authorized
                                        officer.  If  signer  is a  partnership,
                                        please   sign    partnership   name   by
                                        authorized person.